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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Current Report on Form 8-K/A (Amendment No. 2) dated April 27, 2001 of our report dated February 14, 2001 relating to the financial statements and financial statement schedule of Kinder Morgan Energy Partners, L.P., which appears in Kinder Morgan Energy Partners, L.P.'s Amendment No. 2 on Form 10-K/A for the year ended December 31, 2000, which is incorporated herein.




/s/ PricewaterhouseCoopers LLP


Houston, Texas
April 27, 2001